Exhibit 99.1
Domo Announces Third Quarter Fiscal 2023 Financial Results

Silicon Slopes, Utah - December 8, 2022 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal third quarter ended October 31, 2022.

Fiscal Third Quarter Results
•Total revenue was $79.0 million, an increase of 21% year over year
•Subscription revenue was $69.0 million, an increase of 22% year over year
•Subscription revenue represented 87% of total revenue
•Billings were $74.0 million or 5% year-over-year growth
•Remaining Performance Obligations (RPO) was $354.3 million as of October 31, 2022, an increase of 19% year over year
•RPO expected to be recognized as revenue in the next twelve months was $230.3 million as of October 31, 2022, an increase of 21% year over year
•Net cash used in operating activities was $6.5 million
•GAAP subscription gross margin was 84%, an improvement of 2 percentage points from Q3 FY22
•Non-GAAP subscription gross margin was 85%, an improvement of 2 percentage points from Q3 FY22
•GAAP operating margin increased by 15 percentage points year over year
•Non-GAAP operating margin increased by 11 percentage points year over year
•GAAP net loss was $23.7 million, and GAAP net loss per share was $0.69, based on 34.4 million weighted-average shares outstanding
•Non-GAAP net loss was $4.5 million, and non-GAAP net loss per share was $0.13, based on 34.4 million weighted-average shares outstanding
•Cash, cash equivalents, and restricted cash were $71.1 million as of October 31, 2022

“Domo helps companies of all sizes better leverage data so every employee can be a multiplier of business impact,' said John Mellor, CEO, Domo. "I'm proud of the team for their continued focus on delivering customer value while operating the business with efficiency. Based on the size and health of the pipeline and the strong demand at the top of the funnel, we remain bullish on our long-term prospects."

Domo also announced today that Bruce Felt is transitioning out as the company's Chief Financial Officer. Felt will remain in his current role until a successor is named. He is also an active member of the search team to find a replacement and is committed to a seamless transition once his successor is identified. Domo has initiated an executive search with the assistance of Heidrick & Struggles, a leading executive search firm.

Exhibit 99.1
Mellor remarked, “On behalf of everyone at Domo, I would like to thank Bruce for his many contributions to our company as CFO. He has played an important role in advancing our strategy, elevating our finance function and successfully navigating us through the pandemic. His leadership has put the company in a place where this change can occur without disruption to our customers, internal operations or other finance functions. We wish him all the best in his next chapter and appreciate his continued support during the transition period.”

Felt said, “The last eight years have been among the most rewarding for me professionally, and I am grateful to the Domo Board and leadership team for their collaboration and partnership. I’m proud of all that we have accomplished together and have enormous confidence in Domo’s continued success.”

Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer value:
•Domo was named “Customers’ Choice” in Gartner® Peer Insights™ Voice of the Customer Report for Analytics and Business Intelligence Platforms
•Domo was named a Leader in Nucleus Research’s 2022 Embedded Analytics Technology Value Matrix
•Domo was named with customer Walker Edison as a 2022 Nucleus ROI Winner
•Domo was ranked as a Technology and a Credibility Leader in Dresner Advisory Services' 2022 Small and Mid-Sized Enterprise Business Intelligence Market Study
•Domo was named to the Constellation ShortLists™ for Cloud-Based BI and Analytics Platforms and Marketing Analytics Solutions

Business Outlook
Based on information available as of December 8, 2022, Domo is providing the following guidance for its fourth fiscal quarter and full year fiscal 2023:
Q4 Fiscal 2023
•Revenue is expected to be in the range of $77.0 million to $78.0 million
•Non-GAAP net loss per share is expected to be between $0.07 and $0.11 based on 34.7 million weighted-average shares outstanding
Full Year Fiscal 2023
•Revenue is expected to be in the range of $306.0 million to $307.0 million
•Non-GAAP net loss per share is expected to be between $0.68 and $0.72 based on 34.1 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Exhibit 99.1
Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2023 third quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting https://conferencingportals.com/event/zYvDlnjs. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 770-2030 or (647) 362-9199 with conference ID #41576 following the completion of the conference call until 11:59 p.m. (ET) December 22, 2022.

About Domo
Domo transforms business by putting data to work for everyone. Domo’s low-code data app platform goes beyond traditional business intelligence and analytics to enable anyone to create data apps to power any action in their business, right where work gets done. With Domo’s fully integrated cloud-native platform, critical business processes can now be optimized in days instead of months or more. For more information, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, and @Domotalk Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Exhibit 99.1
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and adjusted free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Exhibit 99.1
Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for our fourth fiscal quarter and full fiscal year 2023, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 1, 2021 and the Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2022 expected to be filed with the SEC on or about December 12, 2022. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2021	2022	2021	2022
Revenue:
Subscription	$56,621	$69,041	$163,399	$201,022
Professional services and other	8,460	9,985	24,569	27,999
Total revenue	65,081	79,026	187,968	229,021
Cost of revenue:
Subscription (1)	10,514	11,342	29,590	32,721
Professional services and other (1)	6,630	7,572	19,030	22,167
Total cost of revenue	17,144	18,914	48,620	54,888
Gross profit	47,937	60,112	139,348	174,133

Operating expenses:
Sales and marketing (1)	37,503	41,012	104,335	131,299
Research and development (1)	21,984	24,583	57,511	73,108
General and administrative (1), (2)	13,430	13,029	36,032	42,514
Total operating expenses	72,917	78,624	197,878	246,921
Loss from operations	(24,980)	(18,512)	(58,530)	(72,788)

Other expense, net (1)	(3,471)	(5,032)	(10,238)	(12,383)
Loss before income taxes	(28,451)	(23,544)	(68,768)	(85,171)
Provision for income taxes	62	167	89	567
Net loss	$(28,513)	$(23,711)	$(68,857)	$(85,738)

Net loss per share (basic and diluted)	$(0.88)	$(0.69)	$(2.17)	$(2.53)
Weighted-average number of shares (basic and diluted)	32,363	34,392	31,758	33,893

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$800	$667	$1,768	$2,176
Professional services and other	563	308	1,168	1,339
Sales and marketing	6,718	7,336	15,192	23,284
Research and development	5,363	5,909	10,603	19,196
General and administrative	4,543	4,807	11,596	18,319
Other expense, net	176	180	524	550
Total stock-based compensation expenses	$18,163	$19,207	$40,851	$64,864

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$60	$60

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	October 31,
	2022	2022
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$83,561	$71,082
Accounts receivable, net	64,149	53,314
Contract acquisition costs	15,417	15,146
Prepaid expenses and other current assets	9,975	7,457
Total current assets	173,102	146,999

Property and equipment, net	17,584	19,834
Right-of-use assets	16,392	14,871
Contract acquisition costs, noncurrent	23,177	21,390
Intangible assets, net	2,875	2,814
Goodwill	9,478	9,478
Other assets	1,981	1,945
Total assets	$244,589	$217,331

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$4,770	$17,843
Accrued expenses and other current liabilities	59,976	45,928
Lease liabilities	3,439	4,062
Current portion of deferred revenue	168,335	157,915
Total current liabilities	236,520	225,748

Lease liabilities, noncurrent	16,757	15,239
Deferred revenue, noncurrent	2,420	3,100
Other liabilities, noncurrent	10,882	11,945
Long-term debt	103,988	107,424
Total liabilities	370,567	363,456

Commitments and contingencies

Stockholders' deficit:
Common stock	33	34
Additional paid-in capital	1,098,084	1,165,522
Accumulated other comprehensive income	388	(1,460)
Accumulated deficit	(1,224,483)	(1,310,221)
Total stockholders' deficit	(125,978)	(146,125)
Total liabilities and stockholders' deficit	$244,589	$217,331

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2021	2022	2021	2022
Cash flows from operating activities
Net loss	$(28,513)	$(23,711)	$(68,857)	$(85,738)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,533	1,269	3,789	4,089
Non-cash lease expense	1,224	987	3,540	3,362
Amortization of contract acquisition costs	3,944	4,247	11,779	12,825
Stock-based compensation	18,163	19,207	40,851	64,864
Other, net	877	1,135	2,663	3,027
Changes in operating assets and liabilities:
Accounts receivable, net	(7,746)	(4,166)	9,377	10,835
Contract acquisition costs	(4,354)	(4,405)	(11,719)	(11,687)
Prepaid expenses and other assets	664	1,282	4,949	2,063
Accounts payable	4,652	384	10,965	13,291
Operating lease liabilities	(669)	(1,239)	(2,380)	(3,378)
Accrued and other liabilities	5,131	3,527	(5,972)	(11,872)
Deferred revenue	5,123	(4,999)	485	(9,740)
Net cash provided by (used in) operating activities	29	(6,482)	(530)	(8,059)

Cash flows from investing activities
Purchases of property and equipment	(1,547)	(1,657)	(4,965)	(5,073)
Net cash used in investing activities	(1,547)	(1,657)	(4,965)	(5,073)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	—	—	4,133	1,563
Shares repurchased for tax withholdings on vesting of restricted stock	(1,280)	—	(8,858)	—
Proceeds from structured payables	—	6,624	—	6,624
Payments on structured payables	—	(6,624)	—	(6,624)
Proceeds from exercise of stock options	745	56	3,908	861
Net cash (used in) provided by financing activities	(535)	56	(817)	2,424
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(75)	(729)	(237)	(1,771)
Net decrease in cash, cash equivalents, and restricted cash	(2,128)	(8,812)	(6,549)	(12,479)
Cash, cash equivalents, and restricted cash at beginning of period	86,373	79,894	90,794	83,561
Cash, cash equivalents, and restricted cash at end of period	$84,245	$71,082	$84,245	$71,082

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2021	2022	2021	2022
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$56,621	$69,041	$163,399	$201,022
Cost of revenue:
Subscription	10,514	11,342	29,590	32,721
Subscription gross profit on a GAAP basis	46,107	57,699	133,809	168,301
Subscription gross margin on a GAAP basis	81%	84%	82%	84%

Stock-based compensation	800	667	1,768	2,176
Subscription gross profit on a non-GAAP basis	$46,907	$58,366	$135,577	$170,477
Subscription gross margin on a non-GAAP basis	83%	85%	83%	85%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$72,917	$78,624	$197,878	$246,921
Stock-based compensation	(16,624)	(18,052)	(37,391)	(60,799)
Amortization of certain intangible assets	(20)	(20)	(60)	(60)
Total operating expenses on a non-GAAP basis	$56,273	$60,552	$160,427	$186,062

Reconciliation of Operating Loss on a GAAP Basis to Operating (Loss) Income on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(24,980)	$(18,512)	$(58,530)	$(72,788)
Stock-based compensation	17,987	19,027	40,327	64,314
Amortization of certain intangible assets	20	20	60	60
Operating (loss) income on a non-GAAP basis	$(6,973)	$535	$(18,143)	$(8,414)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(38)%	(23)%	(31)%	(32)%
Stock-based compensation	27	24	21	28
Operating margin on a non-GAAP basis	(11)%	1%	(10)%	(4)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(28,513)	$(23,711)	$(68,857)	$(85,738)
Stock-based compensation	18,163	19,207	40,851	64,864
Amortization of certain intangible assets	20	20	60	60
Net loss on a non-GAAP basis	$(10,330)	$(4,484)	$(27,946)	$(20,814)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.88)	$(0.69)	$(2.17)	$(2.53)
Stock-based compensation	0.56	0.56	1.29	1.92
Net loss per share on a non-GAAP basis	$(0.32)	$(0.13)	$(0.88)	$(0.61)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2021	2022	2021	2022
Billings:
Total revenue	$65,081	$79,026	$187,968	$229,021
Add:
Deferred revenue (end of period)	130,385	157,915	130,385	157,915
Deferred revenue, noncurrent (end of period)	2,352	3,100	2,352	3,100
Less:
Deferred revenue (beginning of period)	(126,381)	(163,454)	(129,079)	(168,335)
Deferred revenue, noncurrent (beginning of period)	(1,233)	(2,560)	(3,173)	(2,420)
Increase in deferred revenue (current and noncurrent)	5,123	(4,999)	485	(9,740)
Billings	$70,204	$74,027	$188,453	$219,281

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Adjusted Free Cash Flow:
Net cash provided by (used in) operating activities	$29	$(6,482)	$(530)	$(8,059)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	4,133	1,563
Purchases of property and equipment	(1,547)	(1,657)	(4,965)	(5,073)
Adjusted free cash flow	$(1,518)	$(8,139)	$(1,362)	$(11,569)